1 CenterPoint Energy reports strong Q3 2022 results and updates long-term capital plan • Reported Q3 2022 earnings of $0.30 and $0.32 per diluted share on a GAAP and non-GAAP basis, respectively • Reiterated full-year 2022 non-GAAP EPS guidance of $1.37-$1.39, representing an increase of 9% at the midpoint compared to full year 2021 • Initiated 2023 non-GAAP guidance range of $1.48-$1.50, which represents an 8% growth over 2022 and further maintains growth targets of 8% for 2024 and the mid-to-high end of 6%-8% thereafter • Increased long-term capital plan through 2030 by $2.3B to nearly $43B for further resiliency and grid modernization to benefit our customers; confirmed this plan will not require issuance of new equity • Identified an additional ~$3B of capital opportunities; future guidance targets do not include earnings impact of the total $5.3B increased capital opportunities Houston – November 1, 2022 - CenterPoint Energy, Inc. (NYSE: CNP) or “CenterPoint” today reported income available to common shareholders of $189 million, or $0.30 per diluted share on a GAAP basis, for the third quarter of 2022 compared to $0.33 of diluted earnings per share, which included $0.08 of midstream earnings for the third quarter of 2021 and $0.04 of one-time items. On a non-GAAP basis, EPS for the third quarter was $0.32, a 28% increase over the third quarter 2021 non-GAAP utility EPS; or a 10% increase when adjusted to remove one-time items from 2021. The positive variance was primarily driven by increased regulatory recovery of capital and favorable weather in the Houston Electric service territory benefitting the quarter. These drivers represented a favorable increase of approximately $0.07 per share over the third quarter of 2021. In addition, ongoing cost management contributed an additional benefit of $0.02 per share over the comparable quarter of 2021. These drivers were partially offset by other unfavorable variances of $0.01 per share for the quarter, including higher interest expense and recording the remaining portion of the partial disallowance of extraordinary gas costs in Minnesota. “We are certainly excited to deliver our 10th consecutive quarter of meeting or exceeding expectations as a management team. We remain on track to deliver on our full-year $1.37-$1.39 of non-GAAP EPS for 2022, a 9% growth for the year. And we remain on track to deliver an industry-leading 8% non-GAAP EPS growth each year through 2024 followed by the mid-to-high end of 6-8% each year thereafter through 2030,” said Dave Lesar, President and Chief Executive Officer of CenterPoint. For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Jackie Richert / Ben Vallejo Phone 713.207.6500

2 “We are equally excited to provide an updated capital plan that increases our previous $40B-plus customer-driven capital plan by $2.3B to nearly $43B through 2030. This incremental capital will be dedicated to further distribution system resiliency, reliability and grid modernization, as well as transmission upgrades in our Houston Electric area that should benefit our customers. Another $3B of capital opportunities have been developed, which would be additive to our capital plans through 2030 as we look to add it efficiently and prudently in over time,” continued Lesar. Lesar added, “Although we have not modified our earnings targets for this incremental capital update, we expect this additional capital investment will provide future earnings power for the company. Our focus continues to be on delivering industry leading growth each and every year, while over-delivering for our customers, investors, and other stakeholders.” Earnings Outlook Given the merger between Enable and Energy Transfer and CenterPoint’s divestiture of its remaining midstream investments during 2022, CenterPoint will be presenting a consolidated non-GAAP EPS guidance range for 2022, which is the comparable measure to non-GAAP Utility EPS reported in 2021. In addition to presenting its financial results in accordance with GAAP, including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

3 2021 non-GAAP Utility EPS “Utility EPS” (a non-GAAP financial measure) included net income from the company’s Electric and Natural Gas segments, as well as after-tax Corporate and Other operating income and an allocation of corporate overhead based upon Electric’s and Natural Gas’s relative earnings contribution. Corporate overhead consisted primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent, along with the associated income taxes. • 2021 Utility EPS excluded: ◦ Earnings or losses from the change in value of the CenterPoint 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities; ◦ Earnings and losses associated with the ownership and disposal of midstream common and preferred units (including amounts reported in discontinued operations), net gain associated with the consummation of the merger between Enable Midstream Partners, LP and Energy Transfer LP, a corresponding amount of debt related to midstream common and preferred units, and an allocation of associated corporate overhead; ◦ Cost associated with the early extinguishment of debt; ◦ Impacts associated with Arkansas and Oklahoma gas LDC sales; and ◦ Certain impacts associated with other mergers and divestitures. 2022 non-GAAP EPS guidance range Beginning in 2022, CenterPoint no longer separates utility and midstream operations and will report on a consolidated non-GAAP EPS basis. • 2022 non-GAAP EPS guidance excludes: ◦ Earnings or losses from the change in value of ZENS and related securities; ◦ Gain and impact, including related expenses, associated with mergers and divestitures, primarily the Arkansas and Oklahoma gas LDC sales; and ◦ Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units. In providing 2022 non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2022 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2022 non-GAAP EPS guidance range may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a quantitative reconciliation of forward-looking non- GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

4 Reconciliation of Consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended September 30, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 189 $ 0.30 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $43) (2)(3) 163 0.25 Indexed debt securities (net of taxes of $44) (2) (166) (0.26) Midstream-related earnings (net of taxes of $0) (2)(4) (1) - Impacts associated with gas LDC sales (net of taxes of $20) (2) 21 0.03 Consolidated Income on a non-GAAP basis $ 206 $ 0.32 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS 2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the gas LDC sales, and the midstream-related earnings are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write- off of non-deductible goodwill will be reflected in tax expense over the remainder of 2022 and excluded from non-GAAP EPS 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Brothers Discovery, Inc. 4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead

Reconciliation of Consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

Quarter ended
September 30, 2021

	Utility Operations		Midstream Investments		Corporate and Other [4]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders and diluted EPS [1]	$ 190	$ 0.32	$ 68	$ 0.11	$ (63)	$ (0.11)	$ 195	$ 0.32
ZENS-related mark-to-market (gains) losses:								
Marketable securities (net of taxes of $2) [2][3]	—	—	—	—	10	0.02	10	0.02
Indexed debt securities (net of taxes of $2) [3]	—	—	—	—	(9)	(0.02)	(9)	(0.02)
Impacts associated with the Vectren merger (net of taxes of $0) [2]	1	—	—	—	—	—	1	—
Impacts associated with gas LDC sales (net of taxes of $1) [2]	—	—	—	—	5	0.01	5	0.01
Cost associated with the early extinguishment of debt (net of taxes of $0) [2]	—	—	—	—	—	—	—	—
Corporate and Other Allocation	(39)	(0.07)	(18)	(0.03)	57	0.10	—	—
Consolidated on a non-GAAP basis	$ 152	$ 0.25	$ 50	$ 0.08	$ —	$ —	$ 202	$ 0.33

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other and Discontinued Operations are non-GAAP financial measures

(2) Taxes are computed based on the impact removing such item would have on tax expense

(3) Comprised of common stock of AT&T Inc. and Charter Communications

(4) Corporate and Other, plus income allocated to preferred shareholders

5

6 Filing of Form 10-Q for CenterPoint Energy, Inc. Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (SEC) its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. A copy of that report is available on the company’s website, under the Investors section. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the company and to communicate important information about the company, key personnel, corporate initiatives, regulatory updates, and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our company to review the information we post on our website. Webcast of Earnings Conference Call CenterPoint’s management will host an earnings conference call on November 1, 2022, at 7:00 a.m. Central time / 8:00 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call on the company’s website under the Investors section. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the website for at least one year. About CenterPoint Energy, Inc. As the only investor owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio and Texas. As of September 30, 2022, the company owned approximately $35 billion in assets. With approximately 8,900 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-looking Statements This news release includes, and the earnings conference call will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Examples of forward-looking statements in this news release or on the earnings conference call include statements regarding capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects, mobile generation spend and Resilient Now), the impacts of the February 2021 winter storm event on our business and service territories, the recovery and timing of recovery of associated gas costs and related litigation, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, securitization, credit metrics and parent level debt), the impact of disruptions to the global supply chain on our business, including our generation transition plan and our capital plan, ZENS and impacts of the maturity of ZENS, tax planning opportunities (such as any potential use of the repairs expense deduction), future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, ESG strategy, including transition to Net Zero, and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release or discussed on the earnings conference call speaks only as of the date of this release or the earnings conference call. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma, the exit from midstream and the internal restructuring of certain subsidiaries, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to

7 debt and equity capital and inflation, and their effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint’s Net Zero and carbon emissions reduction goals; (9) the impact of pandemics, including the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint’s ability to execute on its initiatives, targets and goals, including its Net Zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and CenterPoint’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022 including in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” sections of such reports, and other reports CenterPoint or its subsidiaries may file from time to time with the Securities and Exchange Commission.